UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

FAT Brands Inc.

Twin Hospitality Group Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware Delaware	001-38250 001-42395	82-1302696 99-1232362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 5151 Belt Line Road, Suite 1200, Dallas, TX	90212 75254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported, on January 26, 2026, FAT Brands Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”), including Twin Hospitality Group Inc. (“TWNP”), commenced voluntary cases under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) under the jointly administered caption of In re Fat Brands Inc., et al., Case Number 26-90126 (ARP) (the “Chapter 11 Cases”). This Current Report on Form 8-K is being filed jointly by the Company and TWNP.

Bankruptcy Court filings and information about the Chapter 11 Cases are available online at https://omniagentsolutions.com/FATBrands-TwinHospitality, a website administered by Omni Agent Solutions, Inc., a third-party bankruptcy claims and noticing agent (“Omni”), or by contacting Omni at FATBrands-TwinHospitalityInquiries@OmniAgnt.com or by calling toll-free at (888) 202-5659 or +1 (747) 288-6379 for calls originating outside of the U.S. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

Item 1.01. Entry into a Material Definitive Agreement.

On April 9, 2026, the Bankruptcy Court entered the Order (I) Approving Bidding Procedures for Sale of Debtors’ Assets; (II) Establishing Procedures for Debtors’ Assumption and Assignment of Certain Executory Contracts and Unexpired Leases in Connection Therewith; (III) Scheduling Dates for an Auction and a Hearing to Consider Approval of any Resulting Sale; (IV) Approving Form and Manner of Notices Related Thereto; and (V) Granting Related Relief [Docket No. 595] (the “Bidding Procedures Order”).

In accordance with the Bidding Procedures Order, on April 27, 2026, the Debtors held an auction for substantially all of their assets (the “Auction”). Upon the conclusion of the Auction, FBG Bid Co. LLC (“FAT Brands Purchaser”) was declared the provisional winner of the FAT Brands Assets (as defined below), Amazing Brands, LLC (“HDOS Purchaser”) was declared the provisional winner of the HDOS Assets (as defined below), TABCO International Food Catering K.S.C.C. (“EB Purchaser”) was declared the provisional winner of the EB Assets (as defined below), and TWNPKS Bid Co. LLC (“TWNP Purchaser”) was declared the provisional winner of the TWNP Assets (as defined below).

On May 19, 2026 (the “Sale Order Date”), after a final hearing, the Bankruptcy Court issued orders authorizing the applicable Debtors to enter into four Purchase Agreements (as defined below) at Docket Number 1369 of the Chapter 11 Cases (the “HDOS Sale Order”), Docket Number 1370 of the Chapter 11 Cases (the “EB Sale Order”), Docket Number 1377 of the Chapter 11 Cases (the “FAT Brands Sale Order”), and Docket Number 1378 of the Chapter 11 Cases (the “TWNP Sale Order” and, together with the HDOS Sale Order, the EB Sale Order and FAT Brands Sale Order, collectively, the “Sale Orders”). Copies of the FAT Brands Sale Order, TWNP Sale Order, HDOS Sale Order and EB Sale Order are filed as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein.

In accordance with the applicable Sale Orders, on the Sale Order Date, the Company entered into the following Purchase Agreements: (i) that certain Asset Purchase Agreement (the “HDOS Purchase Agreement”) by and among the Company, HDOS Acquisition, LLC, HDOS Brand and Marketing Fund, LLC, HDOS Franchise Brands, LLC, HDOS Franchising, LLC, HDOS Showcase, LLC, FAT Brands Development 1 LLC (collectively, the “HDOS Sellers”), and HDOS Purchaser, pursuant to which the HDOS Sellers agreed to sell the business and operations of restaurants (whether owned or franchised) under the “Hot Dog on a Stick” name and all primarily related trademarks and proprietary brand elements, including all franchising, licensing, and brand management activities conducted in connection therewith (the “HDOS Assets”) for cash in an amount equal to $8,000,000 and HDOS Purchaser’s assumption of certain liabilities set forth in the HDOS Purchase Agreement; and (ii) that certain Asset Purchase Agreement (the “EB Purchase Agreement”) by and among the Company and EB Franchises, LLC (together, “EB Seller”), and EB Purchaser, pursuant to which the EB Seller agreed to sell the business and operations of restaurants (whether owned or franchised) under the “Elevation Burger” brand and all related trademarks and proprietary brand elements, including all franchising, licensing, and brand management activities conducted in connection therewith (the “EB Assets”) for cash in an amount equal to $2,500,000 and EB Purchaser’s assumption of certain liabilities set forth in the EB Purchase Agreement.

In accordance with the applicable Sale Orders, on June 15, 2026, (i) the Company entered into that certain Asset Purchase Agreement and Plan of Reorganization (the “FAT Brands Purchase Agreement” and, together with the HDOS Purchase Agreement and the EB Purchase Agreement, the “Company Purchase Agreements”) by and among the Company, FAT Brands Royalty I, LLC, FAT Brands GFG Royalty I, LLC, FAT Brands Fazoli’s Native I, LLC, and the other Seller parties identified therein (collectively, the “FAT Brands Sellers”), and FAT Brands Purchaser, pursuant to which the FAT Brands Sellers agreed to sell the business and operations of restaurants, bars, and entertainment (whether owned or franchised) under the “Round Table Pizza”, “Fatburger”, “Marble Slab Creamery”, “Johnny Rockets”, “Fazoli’s”, “Great American Cookies”, “Buffalo’s Cafe”, “Buffalo’s Express”, “Hurricane Grill & Wings”, “Pretzelmaker”, “Native Grill & Wings”, “Yalla Mediterranean”, “Ponderosa Steakhouse” and “Bonanza Steakhouse” brands and all related trademarks and proprietary brand elements, including all franchising, licensing, and brand management activities conducted in connection therewith (collectively, the “FAT Brands Assets”) for a credit bid of approximately $595 million, comprised of obligations arising under the debtor-in-possession financing facility and certain prepetition notes obligations, and FAT Brands Purchaser’s assumption of certain liabilities set forth in the FAT Brands Purchase Agreement, and (ii) TWNP entered into that certain Asset Purchase Agreement and Plan of Reorganization (the “TWNP Purchase Agreement” and, together with the Company Purchase Agreements, collectively, the “Purchase Agreements” and, each, a “Purchase Agreement”) with TWNP, Twin Hospitality I, LLC, and the other Seller parties identified therein (collectively, the “TWNP Sellers”), and TWNP Purchaser, pursuant to which the TWNP Sellers agreed to sell the business and operations of restaurants, bars, and entertainment (whether owned or franchised) under the “Twin Peaks” name and all related trademarks and proprietary brand elements, including all franchising, licensing, and brand management activities conducted in connection therewith (the “TWNP Assets”) for a credit bid of approximately $359.5 million, comprised of obligations arising under the debtor-in-possession financing facility and certain prepetition obligations of the Debtors under their securitization notes, and TWNP Purchaser’s assumption of certain liabilities set forth in the TWNP Purchase Agreement.

The foregoing descriptions of the Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report and incorporated by reference herein. The representations and warranties contained in the Purchase Agreements were made only for the purposes of the respective Purchase Agreements and solely for the benefit of the respective parties thereto. Those representations and warranties may be subject to important limitations and qualifications agreed to by the contracting parties. Some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to contractual standards of materiality different from those generally applicable to public disclosures to stockholders. Furthermore, the representations and warranties may have been made for the purposes of allocating contractual risk between the parties to such contract or other document instead of establishing these matters as facts, and they may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Current Report. Accordingly, you should not rely upon the representations and warranties in the Purchase Agreements as statements of factual information.

Item 2.01. Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On June 5, 2026, the sale of the HDOS Assets under the HDOS Purchase Agreement closed and, on June 8, 2026, the Debtors filed a notice of such closure at Docket Number 1469 in the Chapter 11 Cases.

On June 15, 2026, the sales of the EB Assets, FAT Brands Assets, and TWNP Assets under the EB Purchase Agreement, FAT Brands Purchase Agreement and TWNP Purchase Agreement, respectively, closed and the Debtors filed notices of such closures at, respectively, Docket Numbers 1490, 1496 and 1497 in the Chapter 11 Cases.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Asset Purchase Agreement and Plan of Reorganization, dated June 15, 2026, by and among FBG Bid Co. LLC, FAT Brands Inc., FAT Brands Royalty I, LLC, FAT Brands GFG Royalty I, LLC, FAT Brands Fazoli’s Native I, LLC, and the other Seller parties identified therein
10.2*	Asset Purchase Agreement and Plan of Reorganization, dated June 15, 2026, by and among Twin Hospitality Group, Inc., Twin Hospitality I, LLC, certain direct and indirect subsidiaries of Twin Hospitality Group, Inc., TWNPKS Bid Co. LLC, and FAT Brands Inc.
10.3*	Asset Purchase Agreement, dated May 19, 2026, by and among FAT Brands Inc., certain direct and indirect subsidiaries of FAT Brands Inc., and Amazing Brands, LLC
10.4*	Asset Purchase Agreement, dated May 19, 2026, by and among FAT Brands Inc., certain direct and indirect subsidiaries of FAT Brands Inc., and TABCO International Food Catering K.S.C.C.
99.1*	FAT Brands Sale Order, dated May 19, 2026
99.2*	TWNP Sale Order, dated May 19, 2026
99.3*	HDOS Sale Order, dated May 19, 2026
99.4*	EB Sale Order, dated May 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* This filing excludes certain schedules and/or exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 18, 2026

FAT Brands Inc.

By:	/s/ John DiDonato
John DiDonato
Chief Restructuring Officer

Date: June 18, 2026

Twin Hospitality Group Inc.

By:	/s/ John DiDonato
John DiDonato
Chief Restructuring Officer